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                                  BILL OF SALE                     Exhibit 10.24

     FOR GOOD CONSIDERATION, and in payment of the sum of $1,000.00 CASH AND $8,000.00 PROMISSORY NOTE, the undersigned (Seller), hereby sells and transfers to BASIC TECHNOLOGIES, INC., or assigns, (Buyer), the following chattels and personal property: (describe property)


                            1977 WHITE #ZTPCH1004419
                           SEE COPY TITLE AS EX. "A"


     The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.

     Signed under seal this 12 day of APRIL, 1999.

                                                         RUSSELL AUTO PARTS


                                                         /s/ J.R. RUSSELL
                                                         -----------------------
                                                         J.R. Russell
                                                         4800 Loop 378
                                                         San Angelo, TX
                                                         912-651-4812